UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 28, 2025

WEYCO GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. Estabrook Blvd. Glendale, WI	53212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 908-1600

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock - $1.00 par value per share	WEYS	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

Effective February 28, 2025, Mr. Robert Feitler resigned from his position as a member of the Board of Directors (“Board”) of Weyco Group, Inc. (the “Company”). Mr. Feitler, who had been a director since 1964, served on the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee immediately prior to his resignation. Mr. Feitler’s resignation was not due to any disagreements with the Company on any matters relating to the Company’s operations, policies, or practices.

In connection with Mr. Feitler’s resignation, Mr. Feitler’s unvested stock options and restricted stock will vest on March 4, 2025, with no further restrictions.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Bylaws

Effective March 4, 2025, the Company’s Board approved the following amendments to the Company’s Amended and Restated bylaws (the “Bylaws”):

-	Article III, Section 3.01 was amended to modify the number of directors required to serve on the Company’s Board. Pursuant to the amendment, the number of directors of the Company shall be at least six (6) and no more than (8), with the specific number of directors to be determined from time to time by resolution of the Board. Previously, the bylaws called for seven directors.

-	Article III, Section 3.01 was amended to remove language regarding the phased declassification of the Board, which was completed in 2023.

The Bylaws, as amended, are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits. The following exhibits are being filed herewith:

3.1   Amended and Restated Bylaws of Weyco Group, Inc., as amended March 4, 2025

104  Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2025	WEYCO GROUP, INC.

/s/ Judy Anderson
Judy Anderson
Vice President, Chief Financial Officer and Secretary